OVERLAND EXPRESS FUNDS, INC.

                        Supplement dated August 15, 1997
                      to the Prospectuses dated May 1, 1997
                         describing the following Funds


California Tax-Free Bond                              Short-Term Government-Corporate Income
California Tax-Free Money Market                      Short-Term Municipal Income
Index Allocation                                      Small Cap Strategy
Money Market                                          Strategic Growth
Municipal Income                                      U.S. Government Income
National Tax-Free Institutional Money Market          U.S. Treasury Money Market
Overland Sweep                                        Variable Rate Government



     On July 23, 1997 the Board of Directors of Overland Express Funds, Inc. ("Overland") approved an Agreement and Plan of Consolidation with Stagecoach
Funds, Inc. ("Stagecoach"), another open-end management investment company advised by Wells Fargo Bank, to consolidate each Overland Fund with and into certain new or existing Stagecoach Funds which have (except as described below) the same or similar investment objectives and policies (the "Consolidation"). If the Consolidation is approved by shareholders of the Overland Funds, they will become shareholders of a corresponding Stagecoach Fund, as indicated in the chart below. At closing, they will receive shares of the designated class of the corresponding Stagecoach Fund having a total value equal to the total value of the shares of the Overland Fund held by the shareholder immediately before the closing. The Consolidation is expected to close on or about December 15, 1997.


                   OVERLAND/STAGECOACH FUNDS CONSOLIDATION MAP


                                                            Existing Stagecoach Funds -
Overland Express Funds - Classes                            Existing or New Classes
--------------------------------                            -----------------------

California Tax-Free Bond - A and D                          California Tax-Free Bond - A and C
California Tax-Free Money Market                            California Tax-Free Money Market Mutual
Money Market - A and Institutional                          Prime Money Market Mutual - A and Administrative
Municipal Income - A and D                                  National Tax-Free Fund - A and C
National Tax-Free Institutional Money Market                National Tax-Free Money Market Mutual - Institutional
Small Cap Strategy - A and D                                Small Cap A and C
Strategic Growth - A and D                                  Aggressive (Strategic) Growth - A and C
U.S. Government Income - A and D                            Ginnie Mae (U.S. Government Income) - A and C
U.S. Treasury Money Market - A and Institutional            Treasury Money Market Mutual - A and Administrative

Overland Express Funds - Classes                            New Stagecoach Funds Classes
--------------------------------                            ----------------------------

Index Allocation  - A and D                                 Index Allocation  - A and C
Overland  Sweep                                             Overland Sweep
Short-Term Municipal Income                                 Short-Term Municipal Income
Short-Term  Government-Corporate  Income                    Short-Term Government-Corporate
Income Variable Rate Government - A and D                   Variable Rate Government - A and C


     If the Consolidation is approved, shareholders of Overland's Municipal Income and U.S. Government Income Funds will become shareholders of the Stagecoach National Tax-Free and Ginnie Mae Funds, respectively. Investors should be aware of the following differences in these Funds. Although the Municipal Income Fund and National Tax-Free Fund each invests a significant portion of its assets in securities exempt from federal income taxes, the Municipal Income Fund generally invests at least 80% of its assets in securities that may be subject to the alternative minimum tax, and the National Tax-Free Fund generally invests no more than 20% of its assets in such securities. The Ginnie Mae Fund currently invests primarily in Ginnie Mae securities. If the Consolidation is approved, the Ginnie Mae Fund will pursue an investment policy of investing primarily in a broader array of mortgage pass-through securities issued or guaranteed by the U.S. Government.

     At the July 23, 1997 meeting, the Overland Board of Directors, subject to the approval of Class D shareholders of the Overland California Tax-Free Bond, Municipal Income and U.S. Government Income Funds, approved an increase in the Rule 12b-1 distribution fee payable under the Class C Rule 12b-1 Plan of the corresponding Stagecoach Funds, from 0.50% to 0.75% of the average daily net assets of the Class C shares of such Stagecoach Funds. The increase is intended to encourage the Funds' selling agents to devote sufficient resources to marketing the Funds' Class C shares. Although the Rule 12b-1 fee payable by the Class C shares of the corresponding Stagecoach Funds will increase, Wells Fargo Bank and Stephens have agreed to waive or reimburse certain other fees so that the total operating expenses payable by the Class C shares will remain at the current level paid by Class D shares of the corresponding Overland Funds through December 31, 1998.

     Overland shareholders on the record date (currently expected to be September 30, 1997) are eligible to vote on issues relating to the Consolidation and will be sent additional information. Shareholders who make an initial investment after the record date will not be eligible to vote, but may obtain additional information by calling 1-800-572-7797.

     In addition, if the Consolidation is completed as anticipated, any Fund that currently is part of a master-feeder structure will be reorganized into a stand-alone Fund. This means that each such Fund will withdraw its investment in the corresponding Master Portfolio and instead will invest directly in a portfolio of securities. Each such Fund will retain Wells Fargo Bank, the investment adviser to the Master Portfolios, to manage its assets directly, in substantially the same manner as Wells Fargo Bank currently manages each Master Portfolio's assets and for the same advisory fee level.


                             New Portfolio Managers

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Master Portfolio as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993 he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) and has over 8 years experience in the industry. He holds bachelor degrees both in economics and in organizational studies from the University of California at Davis and is working toward his chartered financial analyst designation.

     Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the Capital Appreciation Master Portfolio. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that he worked for two years at GB Capital Management and prior to that worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.


                                                              OEX P (SUPP 8/97)